 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 1, 2023
(Date of earliest event reported)

ITT INC.
(Exact name of registrant as specified in its charter)

Indiana	001-05672	81-1197930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Washington Boulevard
6th Floor
Stamford, Connecticut 06902
(Principal Executive Office)
Telephone Number: (914) 641-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	ITT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.        Results of Operations and Financial Condition.

On November 2, 2023, ITT Inc. (the “Company”) issued a press release reporting the financial results for the third fiscal quarter ended September 30, 2023.  A copy of the press release is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and is incorporated by reference herein solely for purposes of this Item 2.02 disclosure.

The information in Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.        Other Events

On November 1, 2023, ITT Italia s.r.l. (“ITT Italia”), a wholly owned subsidiary of the Company, entered into a Share Sale and Purchase Agreement (the “Agreement”) with Solix Group AB (“Solix”) and Plemont Co-Investment No. 1 Separate Limited Partnership (“Plemont” and, together with Solix, the “Sellers”) pursuant to which ITT Italia will purchase 100% of the outstanding shares of Svanehoj Group A/S (“Svanehoj”), a private limited liability company incorporated under the laws of Denmark, for an aggregate purchase price of approximately $395 million, based on current DKK to USD exchange rate and subject to customary closing adjustments. The transaction is expected to close in the first quarter of 2024, subject to the completion of customary regulatory approvals.

A copy of the press release announcing this transaction is attached to this Current Report as Exhibit 99.2 and incorporated by reference herein solely for purposes of this Item 8.01 disclosure.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by ITT Inc., dated November 2, 2023

99.2	Press Release issued by ITT Inc., dated November 1, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ITT Inc.
(Registrant)

November 2, 2023	By:	/s/ Lori B. Marino
		Name:	Lori B. Marino
		Title:	Senior Vice President, General Counsel and Corporate Secretary
(Authorized Officer of Registrant)